First Quarter 2025 Results May 7, 2025

2 Non-GAAP financial measures and forward-looking statements Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this presentation. The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); bank-adjusted EBITDA; free cash flow and free cash flow as a percentage of adjusted EBITDA (“free cash flow conversion”); adjusted free cash flow and adjusted free cash flow as a percentage of adjusted EBITDA (“adjusted free cash flow conversion”); net debt, gross leverage and net leverage; and adjusted net loss and adjusted diluted loss per share (“adjusted diluted EPS”). We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, bank-adjusted EBITDA, adjusted net loss and adjusted diluted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA, adjusted EBITDA margin and bank-adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net loss and adjusted diluted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that free cash flow, free cash flow conversion, adjusted free cash flow and adjusted free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs. We believe that net debt, gross leverage and net leverage are important measures of our overall liquidity position. Net debt is calculated by removing cash and cash equivalents from the principal balance of our total debt. Gross leverage is calculated as the principal balance of our total debt as a ratio of trailing twelve months bank-adjusted EBITDA. Net leverage is calculated as net debt as a ratio of trailing twelve months bank-adjusted EBITDA. With respect to our financial outlook for the second quarter of 2025 adjusted EBITDA, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation. Forward-looking statements This presentation includes forward-looking statements, including statements relating to our outlook and 2025 assumptions, integration with Coyote Logistics and cash synergies. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,“ "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: the effect of the completion of the transaction to acquire Coyote Logistics on the parties’ business relationships and business generally; competition and pricing pressures; economic conditions generally; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 Q1 2025 highlights 1 Coyote carrier and coverage operations migrated to RXO Connect® 2 Raising annualized synergy target 3 Double-digit LTL brokerage volume growth 4 Managed Transportation synergy loads increased 5 Last Mile continued to gain significant and profitable market share

4 $159M $229M Q1 24 Q1 25 As reported first-quarter financial results RXO reported adjusted EBITDA of $22M Adjusted EBITDA2Gross margin 1 Q1 2024 revenue, gross margin and adjusted EBITDA represent legacy RXO only. 2 See the “Non-GAAP financial measures” section. $15M $22M Q1 24 Q1 25 1.6% 1.5%17.4% Revenue $913M $1,433M Q1 24 Q1 25 16.0% 1

5 Diversified portfolio with momentum in complementary services Q1 revenue by service offering 72% 19% 9% Truck Brokerage Last Mile Managed Transportation Excludes impact of eliminations. Numbers may not add up to 100% due to rounding. Brokerage (combined) 1 • Volume: Down 1% y/y – LTL: Up 26% y/y, 25% of volume – TL: Down 8% y/y, 75% of volume • TL volume mix: 73% contract, 27% spot • Gross margin: 13.3% • Robust productivity gains: +17%2 Complementary services • Managed Trans. synergy loads increased • Last Mile stop growth accelerated to 24% y/y • Strong gross margin: 21.0%, up 40 bps y/y 1 Prior period includes the impact of the Coyote Logistics acquisition. 2 As measured by loads per person per day over the last twelve months. Brokerage headcount defined as customer and carrier representatives.

Technology integration update

- Coyote carrier and coverage migration complete as of May 1
- Systems and operations leveraging benefits of a larger, unified pricing dataset
- Sales operations migrated to unified CRM platform
- **Continue to anticipate technology integration to be substantially complete by end of Q3**

Key technology integration milestones



Acquisition of Coyote closed
Discovery, gap analysis & planning
Website integration
CRM migration
Carrier / coverage migration
Unified pricing dataset
Data sync engine development
Payments network integration
Strategic planning and functionality enhancements
Completion of backoffice migration
Completion of customer migration
Technology integration substantially complete
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Q4 '24
Q1 '25
Q2 '25
Q3 '25

RXO

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7 Carrier and coverage migration: Complete Migration to RXO platform complete • Migration completed on May 1 • Increased capacity and availability across network • Improved ability to buy transportation more effectively and better serve customers • Carriers in one system to access all available loads • Accelerated synergy opportunities associated with sunsetting legacy Coyote coverage applications Successful migration enables significant COPT savings opportunities Bazooka Freight Optimizer (RXO Connect ®)Data sync Legacy Coyote load creation Legacy RXO load creation RXO Drive RXO Connect® for carriers Data migration Unified load coverage

8 Synergy update • Raising synergy target; expect >$70M of cash synergies ($60M OpEx + $10M CapEx) – Actions to realize $50M of annualized operating expense synergies already completed – $25M completed end of 2024 – $25M completed YTD 2025 – >$10M additional operating expense synergies in 2H 2025 after tech integration is substantially complete – >$10M of capital expenditure synergies in 2026 • Incremental cost of purchased transportation (COPT) opportunities >$60M Annualized operating expense synergies COPT Revenue>$10M Capital expenditure synergies Procure capacity more effectively Cross-sell opportunities >$70M quantified to-date

9 Adjusted EPS bridge Earnings per share Q1-25 Q1-24 GAAP diluted EPS $(0.18) $(0.13) Amortization of intangible assets 0.09 0.03 Transaction, integration and restructuring costs 0.12 0.10 Income tax associated with adjustments above1 (0.06) (0.03) Adjusted diluted EPS2 $(0.03) $(0.03) RXO reported Q1 2025 adjusted diluted EPS of $(0.03) 1 The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the “Non-GAAP financial measures” section.

10 Trailing three month adjusted FCF walk Note: In millions. 1 Adjusted EBITDA and adjusted FCF are non-GAAP financial measures. 2 Adjusted EBITDA excludes certain NEO spin-related stock-based compensation. Trailing 3-month RXO adj. free cash flow represented a 27% conversion Three month adjusted free cash flow1 1 • Trailing 3-month RXO adj. free cash flow represented a 27% conversion − Conversion impacted by lower profitability at the bottom of the freight cycle • Remain comfortable with long-term conversion of 40%-60%

11 Q1 capital structure snapshot Capital structure Q1 2025 Notes due 2027 $ 355 Finance leases, asset financing, ST debt & other 68 Total debt, principal balance & other $ 423 Less: cash 16 Net debt1 $ 407 Committed liquidity Q1 2025 Cash $ 16 Revolver 565 Total capacity $ 581 Note: In millions. 1 See the “Non-GAAP financial measures” section. 2 See appendix for leverage calculations. 3 LTM period includes the impact of the Coyote Logistics acquisition. LTM Leverage1,2,3 2.0x 1.9x Gross Net RXO has a strong balance sheet with low leverage and a robust liquidity position

12 Brokerage revenue per load and gross margin trends Revenue per load trends continue to improve • Truckload revenue per load trends have improved to start the year – Truckload revenue per load up 4% y/y – Excludes the impact of changes in fuel prices and length of haul • Expect 2025 contract rates up y/y – Continue to expect truckload contract rates up low-to-mid single digits y/y 1 All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition. 2 Truckload only, excluding LTL, and excludes the impact of changes in fuel prices and length of haul.

13 Brokerage performance and current market conditions Market conditions loosened after January • Truckload gross profit per load increased throughout Q1 – Driven primarily via buy-side improvements Current environment creating shipper uncertainty • Continued soft trends to start Q2 – April TL volume down mid-single-digit % vs. March – Automotive weakness continuing to impact volume Idiosyncratic drivers to benefit RXO • Contract rate increases continuing to phase in • Technology advancements to drive increased productivity • Carrier/coverage migration enables significant opportunities to procure capacity more effectively 1 Truckload gross profit per load. RXO expects to improve truckload gross profit per load sequentially

14 Truckload volume and gross profit per load trends1 1 All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition. TL gross profit per load was relatively stable in Q1 when compared to Q4

15 LTL volume and gross profit per load trends1 LTL brokerage volume grew significantly in the quarter with new customer growth 1 All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition.

16 Q2 2025 outlook and modeling assumptions • Adjusted EBITDA1 : $30M-$40M • Brokerage y/y volume (combined) 2: Down low-single-digit % • Brokerage gross margin: 13%-15% Q2 2025 outlook FY 2025 modeling assumptions • Capital expenditures: $65M-$75M • Depreciation: $65M-$75M, Amortization of intangibles: $45M-$50M • Stock-based compensation: $30M-$35M • Restructuring + transaction & integration expenses: $40M-$50M • Net interest expense: $32M-$36M • Adjusted effective tax rate: 30%-33% • Fully diluted weighted-average shares outstanding: ~170M 1 See the “Non-GAAP financial measures” section. 2 Prior period includes the impact of the Coyote Logistics acquisition.

17 Key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above-market growth and high profitability 3 Proprietary technology drives productivity, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Market-leading platform with complementary transportation solutions 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Diverse exposure across attractive end markets 8 Experienced and proven leadership team

18 Appendix

19 Financial reconciliations 1 See the “Non-GAAP financial measures” section. 2 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. Reconciliation of net loss to adjusted EBITDA and adjusted EBITDA margin Twelve Months Ended March 31, Year Ended December 31, (Dollars in millions) 2025 2024 2025 2024 Net loss (31)$ (15)$ (306)$ (290)$ Interest expense, net 9 8 31 30 Income tax benefit (8) (6) (16) (14) Depreciation and amortization expense 32 16 103 87 Transaction and integration costs 6 1 58 53 Restructuring and other costs 14 11 255 252 Adjusted EBITDA 1 22$ 15$ 125$ 118$ Revenue 1,433$ 913$ 5,070$ 4,550$ Adjusted EBITDA margin 1, 2 1.5% 1.6% 2.5% 2.6% Three Months Ended March 31,

20 Financial reconciliations (cont.) 1 The tax impact of non-GAAP adjustments represents the tax expense calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the "Non-GAAP financial measures" section. (Dollars in millions, shares in thousands, expect per share amounts) 2025 2024 Net loss (31)$ (15)$ Amortization of intangible assets 15 3 Transaction and integration costs 6 1 Restructuring and other costs 14 11 Income tax associated with the adjustments above 1 (9) (4) Adjusted net loss 2 (5)$ (4)$ Adjusted diluted loss per share 2 (0.03)$ (0.03)$ Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 168,023 117,217 Three Months Ended March 31, Reconciliation of net loss to adjusted net loss and adjusted diluted loss per share

21 1 See the “Non-GAAP financial measures” section. 2 Includes the cash component of these line items. 3 See Reconciliation of net loss to adjusted EBITDA. 4 Free cash flow conversion from adjusted EBITDA is calculated as free cash flow divided by adjusted EBITDA. 5 Adjusted free cash flow conversion from adjusted EBITDA is calculated as adjusted free cash flow divided by adjusted EBITDA. Financial reconciliations (cont.) (Dollars in millions) 2025 2024 Net cash provided by (used in) operating activities (2)$ 7$ Payment for purchases of property and equipment (15) (11) Free cash flow 1 (17)$ (4)$ Transaction and integration costs 2 17 - Restructuring and other costs 2 6 5 Adjusted free cash flow 1 6$ 1$ Adjusted EBITDA 1,3 22$ 15$ Free cash flow conversion from adjusted EBITDA 1,4 -77.3% -26.7% Adjusted free cash flow conversion from adjusted EBITDA 1,5 27.3% 6.7% Three Months Ended March 31, Reconciliation of cash flows from operating activities to free cash flow and adjusted free cash flow

22 Financial reconciliations (cont.) 1 Complementary services include Last Mile and Managed Transportation services. Calculation of gross margin and gross margin as a percentage of revenue (Dollars in millions) 2025 2024 Revenue Truck brokerage 1,067$ 564$ Complementary services 1 415 384 Eliminations (49) (35) Revenue 1,433$ 913$ Cost of transportation and services (exclusive of depreciation and amortization) Truck brokerage 924$ 484$ Complementary services 1 278 250 Eliminations (49) (35) Cost of transportation and services (exclusive of depreciation and amortization) 1,153$ 699$ Direct operating expense (exclusive of depreciation and amortization) Truck brokerage 1$ -$ Complementary services 1 47 53 Direct operating expense (exclusive of depreciation and amortization) 48$ 53$ Direct depreciation and amortization Truck brokerage -$ -$ Complementary services 1 3 2 Direct depreciation and amortization 3$ 2$ Gross margin Truck brokerage 142$ 80$ Complementary services 1 87 79 Gross margin 229$ 159$ Gross margin as a percentage of revenue Truck brokerage 13.3% 14.2% Complementary services 1 21.0% 20.6% Gross margin as a percentage of revenue 16.0% 17.4% Three Months Ended March 31,

23 Financial reconciliations (cont.) 1 See the “Non-GAAP financial measures” section. 2 See reconciliation of net loss to adjusted EBITDA. 3 Represents stock compensation expense and other non-recurring items included in sales, general and administrative expense. March 31, (Dollars in millions) 2025 Reconciliation of bank-adjusted EBITDA Adjusted EBITDA 1,2 for the twelve months ended March 31, 2025 125$ Adjustments per credit agreement 3 for the twelve months ended March 31, 2025 27 Expected incremental annualized synergies associated with Coyote acquisition 45 Coyote Adjusted EBITDA for the period April 1, 2024 through September 15, 2024 19 Bank-adjusted EBITDA 216$ Calculation of gross leverage Total debt, principal balance and other 423$ Bank-adjusted EBITDA 216 Gross Leverage 1 2.0x Calculation of net leverage Total debt, principal balance and other, net of cash and cash equivalents 407$ Bank-adjusted EBITDA 216 Net Leverage 1 1.9x Reconciliation of bank-adjusted EBITDA; Calculcation of gross and net leverage